GrafTech Announces Cooperation Agreement with Stockholder Nilesh Undavia BROOKLYN HEIGHTS, Ohio – (BUSINESS WIRE) – January 10, 2025 – GrafTech International Ltd. (NYSE: EAF) (“GrafTech” or the “Company”) today announced that it has entered into a cooperation agreement (the “Cooperation Agreement”) with one of the Company’s largest stockholders, Mr. Nilesh Undavia, who owns approximately 6.7% of the Company’s outstanding common stock. Pursuant to the Cooperation Agreement, GrafTech has appointed Sachin Shivaram to the Board of Directors of the Company (the “Board”), effective immediately. Additionally, GrafTech and Mr. Undavia will work together to identify a mutually agreed upon independent candidate to nominate for election to the Board at the 2025 annual meeting of stockholders of the Company (the “2025 Annual Meeting”), although if the parties are unable to find a mutually agreeable candidate in time for inclusion on the ballot of the 2025 Annual Meeting, they will continue to work together to find a mutually agreeable candidate to be appointed as a director on the Board. “We appreciate the constructive dialogue we have had with Mr. Undavia over the course of the past year and believe that the appointment of Mr. Shivaram is in the best interests of the Company and our stockholders given Mr. Shivaram’s vast experience in the steel industry,” said Henry R. Keizer, Chair of the Board of GrafTech. “I want to express gratitude for the collaborative engagement I have had with the Company over the past year, culminating in the selection and acceptance of a highly qualified, independent Board candidate, Mr. Shivaram. Stockholders will benefit from the expertise of Mr. Shivaram, who is highly accomplished in the global metals industry,” said Mr. Undavia. Mr. Shivaram has served as the Chief Executive Officer of Wisconsin Aluminum Foundry Company, Inc., a century- old, family-owned manufacturer of aluminum and copper-based alloy castings, since 2019. Mr. Shivaram began his career at ArcelorMittal S.A., one of the world’s largest steel and mining companies, rising to the head of strategy and marketing for a business unit with production facilities across North and South America. Mr. Shivaram serves on the board of directors of Lodge Manufacturing Company, Broadwind, Inc., Vollrath Company, LLC and the Green Bay Packers, Inc. He also serves on the board of the Wisconsin Council on Workforce Investment and is a trustee of Lawrence University. He earned a Bachelor of Arts in history and literature from Harvard University, a Masters in social and political sciences from the University of Cambridge and a Juris Doctor from Yale Law School. He is a bar- certified attorney. In connection with the appointment of Mr. Shivaram, Mr. Undavia has agreed to customary standstill provisions and voting commitments during the term of the Cooperation Agreement. The Company will file the Cooperation Agreement as an exhibit to a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”). Jones Day is serving as legal advisor to the Company. Vinson & Elkins L.L.P. is serving as legal advisor to Mr. Undavia. About GrafTech GrafTech International Ltd. is a leading manufacturer of high-quality graphite electrode products essential to the production of electric arc furnace steel and other ferrous and non-ferrous metals. The Company has a competitive portfolio of low-cost, ultra-high power graphite electrode manufacturing facilities, with some of the highest capacity facilities in the world. We are the only large-scale graphite electrode producer that is substantially vertically integrated into petroleum needle coke, our key raw material for graphite electrode manufacturing. This unique position provides us with competitive advantages in product quality and cost.

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